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                                  Exhibit 23.2
                                  ------------

                         [Deloitte & Touche Letterhead]

                       Consent of Independent Accountants

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2001 appearing in The Descartes Systems Group Inc.'s Annual Information Form for the year ended January 31, 2001 as filed with the Securities and Exchange Commission on Form 40-F.


                                                      /s/ Deloitte & Touche LLP

Kitchener, Ontario
May 28, 2002